UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2004

ALLIANCE BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of Incorporation)	000-49976 (Commission File Number)	46-0488111 (I.R.S. Employer Identification No.)

14280 Park Meadow Drive #350
Chantilly, Virginia 20151
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (703) 814-7200

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit No.	Description

99.1	Alliance Bankshares Corporation press release dated July 30, 2004

Item 12. Results of Operations and Financial Condition.

     On July 30, 2004, Alliance Bankshares Corporation issued a press release announcing second quarter and year to date results for the periods ending June 30, 2004. A copy of the company’s press release is hereby furnished as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Alliance Bankshares Corporation (Registrant)

By:	/s/ Paul M. Harbolick, Jr.

Paul M. Harbolick, Jr. Executive Vice President & Chief Financial Officer

Date: August 2, 2004

EXHIBIT INDEX

Exhibit
Number	Description of Exhibits

99.1	Alliance Bankshares Corporation press release dated July 30, 2004.